EXHIBIT (a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Outstanding Shares of Common Stock
(Including the Associated Preferred Stock Purchase Rights)
and Outstanding Shares of Series B Convertible Preferred Stock
of
Arkona, Inc.
Pursuant to the Offer to Purchase
Dated May 1, 2007
by
DA Acquisition Corp.
a wholly-owned subsidiary of
DealerTrack Holdings, Inc.

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, MAY 29, 2007, UNLESS THE OFFER IS EXTENDED. SECURITIES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

The Depositary for the Offer is:

Computershare

By Mail:	By Facsimile (for Guarantees of Delivery):	By Overnight Courier:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	For Eligible Institutions Only: (617) 360-6810 For Confirmation Only Telephone: (781) 575-2332	Computershare c/o Voluntary Corporate Actions 250 Royall Street Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES OF COMMON STOCK AND PREFERRED STOCK HELD
Certificate(s) Enclosed (Attach Additional Signed List if Necessary)
Total Number
Name(s) and Address(es) of Registered Holder(s)	Share	of Shares	Number of
Please Fill in Exactly as	Certificate	Evidenced by	Shares
Name(s) Appear on Certificate(s)	Number(s)*	Certificate(s)*	Tendered**

Total Shares:
* Need not be completed by stockholders delivering Shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if delivery of Arkona Shares (as defined below) is to be made by book-entry transfer to the Depositary’s account at The Depositary Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Offer to Purchase under the caption “The Offer — Procedure for Tendering.”

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL.

Holders of outstanding shares of common stock of Arkona, Inc. (each a “Common Share”) and outstanding shares of Series B Convertible Preferred Stock of Arkona, Inc. (each a “Series B Preferred Share” and together with the Common Shares, the “Arkona Shares”) whose certificates for such Arkona Shares (the “Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Arkona Shares according to the guaranteed delivery procedure set forth in the Offer to Purchase under the caption “Tender Offer — Procedure for Tendering Shares — Guaranteed Delivery.” See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

LOST CERTIFICATES

☐	I HAVE LOST MY CERTIFICATE(S) THAT REPRESENTED SHARES AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). I UNDERSTAND THAT I MUST CONTACT THE DEPOSITARY AND/OR ARKONA TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 9.

TENDER OF SHARES

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution _ _

Account Number _ _

Transaction Code Number _ _

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Names of Registered Owner(s) _ _

Window Ticket Number (if any) _ _

Date of Execution of Notice of Guaranteed Delivery _ _

Name of Institution which Guaranteed Delivery _ _

If delivery is by book-entry transfer:

  Account Number _ _

  Transaction Code Number _ _

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to DA Acquisition Corp., a Delaware corporation (the “Purchaser”) and wholly-owned subsidiary of DealerTrack Holdings, Inc., a Delaware corporation (“DealerTrack”), the above-described Common Shares and the associated preferred stock purchase rights for $1.38 in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 1, 2007 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal and the above-described Series B Preferred Shares for $6.90 in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Offer”). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Arkona Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the undersigned’s rights to receive cash for Arkona Shares validly tendered.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance of the Arkona Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Arkona Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Arkona Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, a “Distribution”)) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Arkona Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Arkona Shares (and any Distribution), or transfer ownership of such Arkona Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Arkona Shares (and any Distribution) for transfer on the books of Arkona, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Arkona Shares (and any Distribution), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints designees of the Purchaser as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Arkona Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any Distribution), at any meeting of stockholders of Arkona (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Arkona Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Arkona Shares (and any Distribution), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Arkona Shares tendered hereby (and any Distribution) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Arkona Shares tendered hereby (and any Distribution).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of Arkona Shares pursuant to any one of the procedures described in the Offer to Purchase under the caption “The Tender Offer — Procedure for Tendering Shares” and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Arkona Shares tendered hereby.

The undersigned understands that the delivery and surrender of Arkona Shares that the undersigned has tendered is not effective, and the risk of loss of Arkona Shares does not pass to the Depositary, until the Depositary receives the Letter of Transmittal, duly completed and signed, or an Agent’s Message (as discussed in the Offer to Purchase in the section entitled “The Tender Offer — Procedure for Tendering Shares”) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to the Purchaser and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR PAYMENT OF ANY TENDER OF ARKONA SHARES WILL BE DETERMINED BY THE PURCHASER AND IN ITS SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING ARKONA STOCKHOLDERS. The undersigned also understands that no tender of Arkona Shares is valid until all defects and irregularities in tenders of Arkona Shares have been cured or waived and that none of the Purchaser, DealerTrack, the Depositary, the Information Agent, the Dealer Manager or any other person is under any duty to give notification of any defects or irregularities in the tender of any Arkona Shares or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Payment Instructions,” please issue a check for cash, and return any Arkona Shares not tendered or not accepted for payment, in the name(s) of the undersigned (and, in the case of Arkona Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail a check for cash and any certificates for Arkona Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue a check for cash and return any Arkona Shares not tendered or not accepted for payment in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Arkona Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Arkona Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

Fill in ONLY if the check is to be issued and/or payable to and mailed to a person other than the registered holder(s) of the enclosed Share Certificate(s).

Issue the check in the name of:

Name:

Address:

(Taxpayer Identification or Social Security Number)

SPECIAL MAILING INSTRUCTIONS

Fill in ONLY if the check(s) are to be mailed to someone other than the registered holder of the enclosed Share Certificate(s) or to the registered holder at an address other than that shown above.

Mail the check(s) to:

Name:

Address:

IMPORTANT-SIGN HERE
(Also Complete Substitute Form W-9 Included Below)

(Signature(s) of Owner(s))

Dated

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY

FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature

Name

Title
(Please Print)

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone Number

Dated

Instructions
Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Arkona Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled “Special Payment Instructions” on this Letter of Transmittal or (ii) if such Arkona Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Shares.  This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in the Offer to Purchase under the caption “The Tender Offer — Procedure for Tendering Shares.” Share Certificates for all physically delivered Arkona Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Arkona Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent’s Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Arkona Shares pursuant to the guaranteed delivery procedure described the Offer to Purchase under the caption “The Tender Offer — Procedure for Tendering Shares — Guaranteed Delivery.” Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) Share Certificates for all tendered Arkona Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three business days of the date of execution of such Notice of Guaranteed Delivery, as provided in the Offer to Purchase under the caption “The Tender Offer — Procedure for Tendering Shares — Guaranteed Delivery.”

THE METHOD OF DELIVERY OF ARKONA SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY BY BOOK-ENTRY TRANSFER, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR ARKONA SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED, AND NO FRACTIONAL SHARES WILL BE PURCHASED. BY EXECUTING THIS LETTER OF TRANSMITTAL, THE TENDERING STOCKHOLDER WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE FOR PAYMENT OF THE ARKONA SHARES.

3. Inadequate Space  If the space provided herein is inadequate, the Share Certificate numbers, the number of Arkona Shares evidenced by such Share Certificates and the number of Arkona Shares tendered should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer).  If fewer than all the Arkona Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Arkona Shares which are to be tendered in the box entitled “Number of Arkona Shares Tendered.” In such case, a new certificate for the remainder of the Arkona Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Arkona Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Arkona Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Arkona Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Arkona Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Arkona Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Arkona Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Arkona Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Arkona Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6. Stock Transfer Taxes.  The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Arkona Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Arkona Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Arkona Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7. Special Payment and Delivery Instructions.  If a check for cash or any Arkona Shares not tendered or not accepted for payment are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Arkona Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Arkona Shares by book-entry transfer may request that Arkona Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Arkona Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8. Substitute Form W-9.  Under U.S. federal income tax law, the Depositary may be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. To avoid such backup withholding, each tendering stockholder must (a) provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”) and certify under penalties of perjury, that such TIN is correct (or that the stockholder is awaiting a TIN) and such stockholder is not subject to such backup withholding by completing the Substitute Form W-9 or (b) provide an adequate basis for exemption. If “Awaiting TIN” is checked in Part 3 of the Substitute Form W-9, the Depository will retain 28% of any payment during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Depository with his, her or its TIN within 60 days of the date of the Substitute W-9, the Depository will remit such amount retained during the 60-day period to the holder, and no further amounts will be retained or withheld from any payment made to the holder thereafter. If, however, the holder has not provided the Depository with his or her TIN within such 60-day period, the Depository will remit such previously retained amounts to the IRS as backup withholding and shall withhold 28% of any payment for the surrendered Arkona Shares made to the holder thereafter unless the holder furnishes a TIN to the Depository prior to any such subsequent payment. In general, if a stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at a rate of 28%. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Arkona Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on the Substitute Form W-9. To satisfy the Depositary that a foreign person qualifies as an exempt recipient, such stockholder must submit a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that person’s exempt status. Such Forms can be obtained from the Depositary.

If payment for surrendered Arkona Shares is to be made pursuant to Special Payment Instructions to a person other than the surrendering holder, backup withholding will apply unless such other person, rather than the surrendering holder, complies with the procedures described above to avoid backup withholding.

Failure to complete the Substitute Form W-9 will not, by itself, cause Arkona Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

To ensure compliance with Treasury Department Circular 230, each holder is hereby notified that: (a) any discussion of U.S. federal tax issues in this document (including any attachments) is not intended or written to be relied upon, and cannot be relied upon, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Internal Revenue Code; (b) any such discussion has been included to support the promotion or marketing (within the meaning of Circular 230) of the transaction or matters described herein; and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

9. Mutilated, Lost, Stolen or Destroyed Certificates.  If any Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder then will be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

10. Waiver of Conditions.  The conditions of the Offer may be waived, in whole or in part, by the Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares tendered.

11. Requests for Assistance or Additional Copies.  Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Arkona Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

12. Irregularities.  All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of Arkona Shares will be determined by the Purchaser in its sole discretion, and its determinations shall be final and binding. The Purchaser reserves the absolute right to reject any and all tenders of Arkona Shares that it determines are not in proper form or the acceptance of or payment for which may, in the opinion of the Purchaser’s counsel, be unlawful. The Purchaser also reserves the absolute right to waive certain conditions to the Offer described in the Offer to Purchase under the section titled “The Tender Offer — Conditions to the Offer,” or any defect or irregularity in the tender of any Arkona Shares. No tender of Arkona Shares will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. None of DealerTrack, the Purchaser, the Dealer Manager, the Information Agent, the Depositary or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Arkona Shares and none of them will incur any liability for failure to give any such notice. The Purchaser’s interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Payer’s Name: Computershare Trust Company, Inc., as Depositary
SUBSTITUTE FORM W-9 Please fill in your name and address below.	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
If awaiting a TIN, please check Box 3 and write “Applied For”.
Check appropriate box:
	☐ Individual/sole proprietor ☐ Corporation ☐ Partnership		Social Security NumberOR
Name	☐ Other ► _ _	[ ☐ Exempt from backup [ withholding	Employer Identification Number
Address (number and street) City, State and Zip Code	Part 2 — Certification —
	Under Penalties of Perjury, I certify that: (1) The number shown on the form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and		Part 3 —Awaiting TIN ☐
Payer’s Request for Taxpayer Identification Number
(2) I am not subject to backup withholding because (a) I am exempt from back-up withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).
(4) Any other information provided on this form is true, complete and correct.
Certificate Instructions — You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

	SIGNATURE: _ _		DATE: _ _

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to you by the time of payment, 28% of the payments made to me will be withheld until I provide a taxpayer identification number to you and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding.

Signature	Date

Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Arkona Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

17 State Street, 10th floor
New York, NY 10004
Banks and Brokerage Firms, Please Call: (212) 440-9800
All Others Call Toll Free: (866) 577-4991

The Dealer Manager for the Offer is:

Georgeson Securities Corporation

17 State Street, 10th Floor
New York, NY 10004
(212) 440-9800